UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

Consumer Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-152330	26-2517432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 16th Floor, New York 10017

(Address of principal executive offices) (Zip Code)

(212) 880-6400

(Registrant’s telephone number, including area code)

35 North Lake Avenue, Suite 280, Pasadena, CA 91101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 29, 2012, Consumer Capital Group Inc. relocated its principal executive office from 35 North Lake Avenue, Suite 280, Pasadena, CA to 100 Park Avenue, 16th Floor, New York 10017. The telephone number for the new office is (212) 880-6400. All correspondence should be sent to the new address.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2012

Consumer Capital Group Inc.

By:	/s/ Jianmin Gao
Jianmin Gao President and Chief Executive Officer Principal Executive and Financial Officer